UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-214643	82-0884860
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418 SAN CLEMENTE, CA 92672
(Address of principal executive offices) (zip code)

(424) 239-6230
(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On April 11, 2019, the Company’s wholly owned subsidiary, VBF Brands, Inc, received its Annual Manufacturing License from the State of California. The Company also received its Provisional Cannabis Cultivation License.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The exhibit listed in the following Exhibit Index is filed as part of this report:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cultivation License

99.2	Manufacturing License

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: April 12, 2019	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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